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                                                                    EXHIBIT 99.2

                                                                FINAL TRANSCRIPT

CONFERENCE CALL TRANSCRIPT

SUP - Q3 2004 SUPERIOR INDUSTRIES EARNINGS CONFERENCE CALL

EVENT DATE/TIME: OCT. 22. 2004 / 1:00PM ET
EVENT DURATION: 1 HR 10 MIN



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CORPORATE PARTICIPANTS

JEFF ORNSTEIN
Superior Industries - CFO, VP, Director

STEVE BORICK
Superior Industries - Pres, COO, Director

CONFERENCE CALL PARTICIPANTS

ROB HINCHLIFFE
UBS - Analyst

BRETT HOSELTON
Keybanc Capital Mkts/Mcdonald - Analyst

CHRIS CERASO
Credit Suisse First Boston - Analyst

DAVID CEANO (ph)
Cabelli and Company - Analyst

DAVID LEIKER
Robert W. Baird & Co., Inc. - Analyst

MICHAEL BRUYNESTEYN
Prudential - Analyst

DARREN KIMBALL
Lehman Brothers - Analyst

RON TADROSS
Banc Of America Securities - Analyst

JON ROGERS
Smith Barney Citigroup - Analyst

BILLIE SHEN (ph)
Morgan Stanley - Analyst

FRANK GUINEW (ph)
Abbott Capital - Analyst

JEFF BENNETT (ph)
Bloomberg News - Analyst

CHRIS VONCARP (ph)
Sage Asset Management - Analyst

JOSH PECTOR (ph)
Cacti Partners - Analyst

PRESENTATION

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OPERATOR

Good day, everyone and welcome to the Superior Industries third quarter earnings release conference call. For opening remarks I'd like to turn the call over to Mr. Jeff Ornstein. Please go ahead, sir.

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JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Thanks very much. Good morning and good afternoon. Any comments that we make in in webcast are subject to the Safe Harbor for forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially because of issues and uncertainties that need to be considered in evaluating our financial outlook. We assume no obligation to update publicly any forward-looking statements. Issues and uncertainties that have particular significance at this time relate to the impact of global competitive pricing, the decline in production of cars and light trucks and the successful completion of our strategic and operating plans. Please refer to the Company's Form 10-K for a complete discussion of this area.

We reported Q3 earnings this morning before the market opened in line with our outlook that was publicly announced on September 20, 2004. Our unit aluminum wheel shipments were down 4.7% over last year, compared to a Big 3 production shortfall of 3.5%. Interesting that an observation by an auto analyst was, and I quote: "5 out of the 7 highest volume platforms were down 7.5% or more." It went on further to state and I quote: "That doesn't sound so bad. But last year's third quarter volume was down 9.8%." It goes on to say that when volume is this low: "Companies, and others" obviously, "are prone to underestimate the effects of operating leverage and overestimate earnings." In addition, it should be noted that the Big 2 which represents over 80% of our shipments in quarter 3 was down 4%.

As a result of new business wins, namely the F-150 the Malibu and the recently announced Jeep, the Company's forecast for market share gains outstripping overall production led us to the projections of higher shipments than the overall industry. This past quarter our shipments did not exceed production, mostly for the reasons noted above. These related to lower shipments on Explorer, Expedition, Focus and GMT 800 and the model change over related to the new Mustang. However, we did begin to experience the impact of some lost volumes that I will now discuss. Actually I want to focus in more detail today on the factors that have constricted Superior's earnings to levels below our historical norms. These factors could impact us in coming quarters as well. Most significant is the global competitive pricing pressures from our customers. And in today's call I would like to help investors understand the complex impact



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pricing has had on our financial business model. Today our OEM customers have demonstrated their willingness to globally source highly engineered components such as aluminum wheels. In the past there was some reluctance to source such products out of Asia, for example. But due to their own financial constraints they are using global sourcing to provide competitive leverage against traditional North American based incumbent suppliers as well as to expand their global presence.

In addition, we have domestic competitors operating under marginal financial conditions that we believe have offered global pricing even on current business in an attempt to desperately fill open capacity and maintain cash flow. As we have previously discussed we did agree to a step-down, price adjustment last January 1. To begin to close the global gap in price competitiveness identified by our customers. I don't, however, want to leave the impression that this step-down brought us global pricing levels for all our programs. It did not. It is important to keep in mind that the price of all of our products is a constantly changing variable. Changes in volumes, finishes and wheel sizes add to pricing variability at any given time. Our strategy has been to manage the pricing expectations of our customers. Taking into account this variable in ways that allow us to maintain an overall profitable business model. A key component of this strategy has been to focus on business segments critical to maintaining; market share, volume, individual plant cost structures and work with our customers on pricing issues where and when it makes good business sense. The strategy has also required us to turn away business that would be priced at levels not providing an acceptable return.

This is a fine and highly dynamic line we are walking. But one we believe we are managing effectively to the benefit of the Company. In what can only be described as a brutally competitive environment. To illustrate this strategy our customers may use lower price future model year programs or short-term desperation pricing from domestic competitors to serve as benchmarks in identifying competitive pricing gaps on Superior business. The inference being to potentially resource current or future business unless we match similar pricing levels. We could theoretically match those lower prices today across-the-board including noncore programs. However, we really do not think it is in the best interest of the Company to match every pricing demand. Each situation must be considered separately. We believe that in such an atmosphere the management of the Company and our shareholders must take a longer-term view. Even in lower cost labor regions, the sustainability of currents pricing levels is debatable. We are still talking about a highly engineered, high value product that is complex to produce on a consistent high-quality basis.

This raises the question of long-term viability of our domestic competition and potentially on the long-term North American focus of our global competition, given cost risks associated with customer service ability, engineering support, logistics and currency fluctuation. As evidenced by our recent performance, the pricing picture is and will continue to affect our earnings outlook. In response, we are focusing our efforts to offset as much as possible these lower selling prices. Our key automation program continues as planned. Our root cause problem-solving efforts in certain facilities are beginning to deliver results. And we broke ground in the quarter on a third plant in Chihuahua, Mexico, a region that has been extremely successful for Superior in the past. In addition we continue leverage our quick to market development and launch capabilities as evidenced by the multi-program Jeep award announced last month. All things considered, we remain optimistic about the long-term prospects for this business. Our pristine no debt balance sheet, manufacturing flexibility, and proven industry strength provide significant differentiation in this volatile marketplace. This coupled with potential positive penetration momentum driven by a more affordable value added aluminum wheel product as compared to steel wheel offerings bodes well for future growth. In conclusion, our objective is to remain a profitable constant in a sea of industry turbulence as we have over our history as a publicly held concern. We welcome the opportunity to perform at a continued premium as compared to our competition as we ride out this storm emerging stronger and more profitable in the future.

Turning to other matters, our components business has successfully delivered increased product to the very popular Cadillac and Corvette platforms. In fact, at the rate of over, well over $30 million in annualized shipment value. However, the effort to accomplish this hurt our bottom line. Because of the challenge of meeting these substantially increased volume requirements, for the very first time in our start up operations, our expenses were higher than we forecast primarily related to excessive overtime caused by equipment downtime. Now that we have hit these higher volumes we've deployed industrial engineers to study and suggest improvements to smooth our production flow. It will take time to implement these improvements. As we approach these higher capacity utilization rates we are now very encouraged that we're about to turn the corner. The long-term strategy into this high growth diversification will yield important revenue and profit contributions to our future. Our Hungarian joint ventures operational performance continues strong. Often benchmarked as among the best in our system. The earnings are slightly lower due to lower capacity utilization in the cast area. Where competition is even more intense than even here in North American.

Total unit shipments were down over 8% over last year. With Forge sales, that's Forge aluminum wheels, remaining steady and at high levels. In addition the Euro helped the translation of earnings. The efficient operation of this Hungarian joint venture makes for consistent earning levels. Looking forward unit wheel shipments for the fourth quarter currently are projected to be down about 6%. Accordingly net income per share is projected to be in the range of 40 to 43 cents per share. 2005, unit wheel shipments based on our preliminary marketing forecast are expected to be flat to up 2.5%. As I explained area - - I'm sorry as I explained earlier, incremental volume from our new program wins is being offset by



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lower expected car production on certain historically high volume models as well as some lost business. To go over some of the detailed numbers at this point, the sales of the wheels for the quarter were 192,164,000 compared to '03 sales of 184,253,000 that's 4% increase. Year to date we're at 648,502,000 compared to 2003 numbers of 600.582 million.

Our component business recorded sales of 7,164,000 compared to 3,112,000. Over a double. Our year-to-date sales and components are a double at 18,752,000 compared to 9,062,000. Our operating income was 6,239,000 compared to 13,675,000 for the quarter. Our operating income year to date is 42,241,000 million compared to 68,499,000. Net income came in at 5,475,000 compared to 10,726,000. Year to date net income 32,726,000 compared to 50,669,000. Earnings-per-share for the quarter $0.20 compared to $0.40 a year ago. Year-to-date with a $1.22 compared to $1.88 a year ago. Our utilization for the quarter was down quarterly and year-to-date. Our shareholders equity was 607,178,000 compared to 567,996,000. Our current ratio is very strong at 4.0 to 1 compared to 3.9 to 1 year-to-date a year ago. As you know we have no long-term debt. Our weighted average shares for the quarter were 26,753,000. As compared to 27,067,000 a year ago. Year-to-date 26,857,000, as compared to 27,007,000. And our actual shares outstanding right now at the end of the quarter was 26,637,241.

Our depreciation came in at 9,919,000 for the quarter compared to 8,133,000. Our depreciation year-to-date 28,948,000 compared to 23,923,000 projected for the full year still at 37 million. Our CapEx came in at 8,848,000 compared to 9,752,000. Our CapEx year-to-date 44,122,000 compared to 53,466,000 projection for the year still stands at about 55 million. Our interest income was 768,000 compared to 533,000 for the quarter. Our interest income for year-to-date 1,924,000 compared to 2,174,000. Our cash and short-term investments stand at 140,633,000. And going over the balance sheet quickly our cash at 140.6 million, accounts receivable at 157.4 million. Inventories at 85.5 million, current deferred taxes and other current assets at 16.2 million. Total current assets of
399.7 million. Property plant and equipment at 274.6 million. Investments and long-term assets stand at 62.1 million for a total of 736.4. Accounts payable at 46 million even, accrued expenses at 54.6. Current liabilities at 100.6 million. Long term liabilities at 16.4, deferred income taxes 12.2 gives you a shareholders' equity of 607.2. Total liabilities and equity 736.4. And that summarizes the balance sheet. And Tracy we would be glad to take people's questions at this time.

QUESTION AND ANSWER

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OPERATOR

Thank you. [Caller instructions.] For the first Rob Hinchliffe with UBS.

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ROB HINCHLIFFE - UBS - ANALYST

How you doing?

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JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Good how are you, Rob?

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ROB HINCHLIFFE - UBS - ANALYST

Fine. Can you talk more about the pricing? Is there likely to be another step down to equalize things January 1, '05? Or how does this work? What percentage of your wheels are on the new pricing versus the old pricing? How do you think about it?

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JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Well, that's a good question and what I tried to explain, as I tried to explain it's A. complicated and B. variable. And it changes almost well, I don't want to say daily but certainly weekly, monthly, whatever. Our head marketing man is in Detroit now at a Ford meeting, for example. There is a characterize it as best I can based on my discussions, there is a constant barrage of pricing, meetings requests, demands, et cetera, on all of our programs. And it just depends on what the flavor of the day or month is as to what approach they take to talk about pricing and the gap that Superior has is higher price. So no, I wouldn't say there's going to be another "step down" but clearly there are yearly goals that they establish that we have to sign up for. There are program by program meetings that go on and all the sudden some competitor will be able to deliver a wheel at $5 less and what Superior, what are you going to do about it? And so it's a constantly variable thing. The big stepdown was clearly at the beginning of this year that affected earnings. And was a rather I think we characterize it that way to explain a rather good size surprise to our earnings projection. At this point I would hesitate to put any characterization other than to say that I'm glad, I'm glad I'm in accounting and not marketing.

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ROB HINCHLIFFE - UBS - ANALYST

In the past you've kind of said pricing was half the issue and the operational challenges you're facing now are the other half. It sounds like pricing has clearly moved quite a bit ahead?



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JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Well, they're linked. Okay? And I think you're referring to a particular quarter that we described. But I think they're very linked today. Because in order for us to offset the pricing we have to get the most very efficient operations A., and get the most low cost areas to operate in. So we got a two prong thing going on. We've got to get our plants to operate as absolutely as best they possibly can. There's no room as we did before or have the luxury in the past of having a little slop or having a little higher scrap rate or reject rate internally. We just can't afford that anymore. The pencil has gotten so sharp on the pricing side that it's forcing us to operate at a very, very high level. Which as we've reported, has made us really work harder at understanding our operations. Getting them in better shape. So they are hand-in-hand. And it's - - one's a function of the other as the pricing comes down the cost have to come down. So we have to get these plants operating at a much-better level.

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ROB HINCHLIFFE - UBS - ANALYST

Do you guys, you've been adding a lot of capacity lately and if you're going to be flat to up slightly next year on units shipments, do you have too much capacity now?

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JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

We have too much capacity. But we can't unfortunately as you know us, Rob, we can't just say we are close down x plant. Because it's a little here and a little there and a little here and a little there. And so we are currently working on both short term and long term strategy plans. And obviously we cannot discuss those in detail. Because they involve, you know, people's jobs, et cetera. So we want to we want to analyze those and try to decide the most prudent decisions for the Company. Obviously, you know, if we went back it 2 years ago and we looked at this great will growth coming on and all that we clearly expanded some plants and maybe we shouldn't have. But that being the case, that's business. You make business decisions based on the best specs you have at the time and now we have to turn those strategy around. And have a higher percentage of our production in lower cost areas.

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ROB HINCHLIFFE - UBS - ANALYST

One last one. Did you buy any stock back in the quarter? How much? And last call we were talking about thinking about going private. Any discussions there?

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JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

None whatsoever other than to - - there's no discussions about going private. As you know Lou Borick likes being a public Company. But to give you a number, we bought 25,600 shares in the quarter at $30. And we repurchased in October already, 25,300 shares.

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ROB HINCHLIFFE - UBS - ANALYST

Thanks, Jeff.

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JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Year-to-date 175,800 shares, that's through September. So if you add the 25,000 we'll be at about 200,000 as of today for this year.

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BRETT HOSELTON - KEYBANC CAPITAL MKTS/MCDONALD - ANALYST

We'll go next to Brett Hoselton with Keybanc Capital Markets.

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JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

How Jeff, how you doing.

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BRETT HOSELTON - KEYBANC CAPITAL MKTS/MCDONALD - ANALYST

I'm doing all right. The share repurchase program, I guess kind of starting there. I guess I was under the impression certainly during the last conference call that we were going to get significantly more aggressive as far as a share repurchase. I see a step up from the third quarter to October. Given where the share of price is today would the October - - the numbers of shares repurchased in October be representative of how we might think about that share repurchase going forward?

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JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

As you know, we don't have a specific fill or requirement to buy shares.

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BRETT HOSELTON - KEYBANC CAPITAL MKTS/MCDONALD - ANALYST

Yeah.
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JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

I don't, I don't think anyone out there would subscribe to a massive share repurchase to use up all our cash. And then be in the same position as some of our competitors not being able to deploy our cash resources in a way that reduces the model, cost model over time. I think we feel good, we feel real good about the fact that we have this annoying problem that you analysts, that bother you analysts which is namely we have too much cash. And we're under leveraged. But quite frankly, in this environment we kind of feel that if we made a mistake, we made a mistake the right way. Having too much cash. And so that's a good mistake to have right now and we want to see what the short-term brings us. We want to build a new plant in Mexico. We want to expand operations into low costs. So we're going to be doing some things that's going to require some cash. And we don't want to have to worry about it as some of our unfortunately our competitors do. Can they spend the extra couple million to make the state-of-the-art material handling system? Or well, corporate says you can't spend that much money because we're short of cash. So we've got to figure out a different way to do it. We don't want to do it we understand what's going on. We're in a price war. And when you're in a price war there's only one way to respond and that's to get your costs down as best you can.

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BRETT HOSELTON - KEYBANC CAPITAL MKTS/MCDONALD - ANALYST

As you think about the expansion in Mexico, have you given us an idea of what kind of wheel capacity expansion you might be. If I remember correctly I'm going to guess 1.5 to 2 million wheels possibly?

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JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Initially we stocked about 2 million wheels. We may have to go up to 2.5. Keep in mind that that plant will be geared to bigger wheels. So that's going to have a factor and have an impact. But clearly, you know, if we had our druthers we'd have a 100% of our capacity in Mexico today. But you can't do that and you need time to make those decisions and changes. And that will take time.

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BRETT HOSELTON - KEYBANC CAPITAL MKTS/MCDONALD - ANALYST

I guess the impression that I had with the Mexican facility was that in addition to the your current facilities operating at kind of the same levels capacity utilization you've been operating for the past year or two or so that additional new business would fill up that Mexican facility. It sounds like now as we move forward, given where we're currently at, that we may be actually I'm thinking about, I don't know if we'd necessarily be shifting production over to those new facilities. But maybe rationalizing your current base, your current footprint as well as adding that facility down facility down in Mexico?

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JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Let me answer this way. Clearly that facility won't be available for 18 months. So we're talking about the short-term. In the short-term we're going to need the facilities we have. At the end of the 18 months I'll make an absurd statement. If 3 competitors go out of business and all the sudden Superior gets 5 more million wheels you've got a different scenario. So we're going to, we're going to go ahead and build that plant at the same time make make some contingency plans as to do some "what ifs". That's what we're involved in right now. Okay. What if we stay down in sales? What if we stay flat? What if we go up 5%, 10%, 15%. And each one of those scenarios is going to create a different sort of an answer. And we have to do some very highly confidential planning for that.

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BRETT HOSELTON - KEYBANC CAPITAL MKTS/MCDONALD - ANALYST

Okay. And then if we think about China, in the past I think you've talk about being over there, looking around and possibly putting together some sort of a joint venture or something along those lines. Minimal investment, minimal capacity and so forth. What's the current thinking on the strategy to get into China?

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JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Our President will be going there within 30 days. And hopefully to finalize our plans there. Again, we're thinking a joint venture as you said, we're thinking of a not too major an investment for a whole variety of reasons. One to understand that marketplace. Two, to take advantage of that expanding marketplace. Three, to be able to know what's going on firsthand. And so even if the venture or set of circumstances happens to break even or has a positive cash flow then it would be a worthwhile endeavor for us.

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BRETT HOSELTON - KEYBANC CAPITAL MKTS/MCDONALD - ANALYST

And finally with the significant increase in steel costs this year, steel prices this year, they're starting to pop up more and more articles about considering other alloys and so on and so forth. Obviously aluminum prices have bounced up here as well. From an outsider's perspective as we think about your quoting activity on your suspension business, for example, should we perceive that there's going to be any material change or acceleration in the



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number of bids that you're doing as a result of OEs considering aluminum or steel or anything along those lines?

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JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Oh, yeah, I don't think you'd see an exponential jump but you're seeing this gradual shift at the steel wheels - - not as competitive, that big spread between the steel and aluminum is not quite there any more. Even though aluminum has jumped it's jumped nowhere the jump that steel has experienced. And then you consider the weight disadvantage, the bigger wheel, all those factors, there's clearly no - - you know, if there was any underlying movement towards steel it is absolutely squashed at this point.

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BRETT HOSELTON - KEYBANC CAPITAL MKTS/MCDONALD - ANALYST

Okay. Thank you very much, Jeff.

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OPERATOR

And we'll hear now here from Chris Ceraso with CS First Boston.

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CHRIS CERASO - CREDIT SUISSE FIRST BOSTON - ANALYST

Hey, thanks. I have a few questions of the first I apologize if you've shared this already but what is your current level of capacity utilization, Jeff?

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JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

I haven't shared it. We don't give out specific numbers. It's kind of dynamic at this point. But let's say it's lower this year than a year ago both for the quarter and year-to-date.

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CHRIS CERASO - CREDIT SUISSE FIRST BOSTON - ANALYST

Okay. Next, could you maybe talk about the decline in margin and break it into a few buckets? How much of it comes from higher aluminum prices and how much flows through the numbers? How much is start up problems? How much is the effect of volume and mix? And how much is from price? Or maybe if you could just rank them?

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JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Okay. Let me make it clear aluminum price increases simply reduce margin percentage.

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CHRIS CERASO - CREDIT SUISSE FIRST BOSTON - ANALYST

Right, yes. Correct.

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JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

That's an element. We see about an 8% differential between revenues and shipments as I reported. And probably most of that is from aluminum prices, increasing year-over-year as it impacts our selling price. I would say there's no question that price is the A number one issue that the Company has to deal with. If our prices were better, you know, our volume would be better. Our incremental profits would offset many some of the operating - - you know, the Company, Superior Industries, have always had operating issues. It's a difficult product to make. You know I've been here 20 years we've never had a period of time when one plant or another has not experienced some trouble wheel, some problem wheel. Some process that gets out of control. But clearly it was either, you know, it was a minor blip on the map. Today because pricing is so tight every one of these operating issues become much more magnified in their purview. I mean, we just can't - - we can't tolerate any plant not operating at its absolute best. So when, you know, when we say we have operating difficulties. They're just not operating at their best. We have a couple plants that have had some problems they seem to be coming out of them. But they're just not operating at their best. So we're, you know, you guys have always given us a reputation for being good managers. Well, we are disappointed with some of our operations that they aren't at their best.

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CHRIS CERASO - CREDIT SUISSE FIRST BOSTON - ANALYST

When do we expect to see in any sort of a meaningful way cost savings associated with the automation work you're put into place now.? Is it towards the end of '05?

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JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

We're already seeing it, but, again it's being offset to a great extent by the pricing. The pricing are here today the cost savings are longer term in nature, as we've said. So we're seeing the cost saves. We're just not able to offset the immediate horrendous impact of the pricing. The pricing is just - - it's difficult. It's a difficult environment. And we're just trying to work our way through it in the best way we possibly can without, you know, really being
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obnoxious to our customers. And sitting there and saying we deserve this premium because we deliver to you so much better engineering and service and volume on a regular basis.

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CHRIS CERASO - CREDIT SUISSE FIRST BOSTON - ANALYST

Maybe I framed that a little bit different because I thought Steve had talked about you know some of the bigger programs that you're putting in place where you have to get capital in place and then try to transition people out. Will the cost savings accelerate and really start to hit their stride toward the end of '05? Am I thinking about the right time frame?

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JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Yes, no question about it. For example, we've talked about an automated defect recognition. We've talked about using better technology to inspect wheels at the final pack line. Those items are being installed in plants as we speak. And so as they get in and we start to see the benefits we'll start to accelerate. Yes. I would say think about the end of '05 they'll all be in all our plants our whole system-wide. And we'll start to see the cost savings. You're just unfortunately not going to see a lot of that drop to the bottom line because as we do that the pricing continues to be variable. That's our cautionary note here today.

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CHRIS CERASO - CREDIT SUISSE FIRST BOSTON - ANALYST

Okay. And then one last one. What percent of your current business is not globally competitive? You talked about that a little bit earlier. Would you care to maybe frame that a little bit?

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JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

0. Every single wheel we make is subject to global competitiveness today. Two years ago I would say that we had a wheel that probably nobody else could make and that was a very large chrome plated wheel for a very special, specialty program. So there's no such thing today. They'll just, they'll go anywhere, do anything they have to get price. Including, you know, - - the only, places we distinguish ourselves and we're working on is the specialty finishes. Often we'll get a little competitive advantage there because we can offer something that maybe somebody is not able to do or they have no confidence. But they're normally small programs there're not enough to swing this whole Company into a more rosy profit picture.

--------------------------------------------------------------------------------
CHRIS CERASO - CREDIT SUISSE FIRST BOSTON - ANALYST

Okay. Thanks, Jeff.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

That's historical terms.

--------------------------------------------------------------------------------
OPERATOR

We'll go next to David Ceano with Cabelli and Company.

--------------------------------------------------------------------------------
DAVID CEANO - CABELLI AND COMPANY - ANALYST

The question was answered, thank you.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Thanks, David.

--------------------------------------------------------------------------------
DAVID CEANO - CABELLI AND COMPANY - ANALYST

See you in a couple weeks.

--------------------------------------------------------------------------------
OPERATOR

And we'll move on to David Leiker with Robert W. Baird.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

Good morning to you.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Hi, David did you have a good trip to Europe?

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

I had a great trip to Europe.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Good.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

If I'm doing my math correctly it looks like aluminum was about $15 million in the quarter? In the ball park?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

$15 million, you mean added to revenues?

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

Yes, last year.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Well, a little less, a little less but you're close. A couple million less. Remember, you got bigger wheels, bigger mix, you know, higher price wheels. Not in terms of yield pricing but in terms of just the wheel being bigger - - you know an 18 inch wheel as opposed to a 16 inch wheel.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

Excluding aluminum it looks like your selling price actually moved up a little bit because of that mix issue is that correct?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Yes, I will confirm that.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

The depreciation number. You really end up at $37 million for the year, it's like a number about 8 million or so in the fourth quarter which is - -

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Probably light. Yeah, 37's probably a light estimate you're probably closer to 40 million you're right.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

And do you have a cash from operations number from the cash flow statement?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

We can get it and call you later. I don't have it here in front of me.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

And then the last item here, we're looking at, '05 you're talking flat to up 2%.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Right.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

What type of assumption are you using for production?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Well, I guess the best way I can answer that is we continue to be affected by significant projection drops on traditionally strong vehicle platforms such as Explorer, Expeditions, GMT 800 which as you know is our bread and butter business. While we're gaining new business the impact of these production drops and rationalizing some business through the pricing will continue to affect our volumes. So it's not just the overall production. It's the mix within that.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

Right.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

It's loss of market share due to pricing battles. And so it's just so hard to determine that. You know, again I usually use your and your other peers kind of modeling in terms of the production. So we haven't quite, you know, done all -- laid that in yet.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

So if we're looking at flat to up 2% in production, you continue to have the price pressure.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Right.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

The utilization issues and all these other things your earnings in '05 are probably down from where they end up in '04?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Well, I can't go there, yet. Because I'm not prepared to give you an earnings projection for '05.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

Okay.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

But what I will say is that with sales flat, it's going to be - - it will be a challenge to exceed by any great amount the '04 earnings.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

At the beginning of the year, you know, we were talking at the earliest here in the fourth quarter we would start to see benefit of the actions you've been taking. It sounds like that's pushed out here another year.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

No, no. It's being offset to a large extent by pricing getting worse.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

But I mean, we're not - - in terms of seeing that on the bottom line I guess it's pushed out a year at least.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

No, you're seeing it in the middle of the financial statement. But it's being offset by the pricing.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

Okay.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

And so that's my reluctance on giving you a profit picture for next year because we've got a lot of, a lot of, a lot of cost reduction initiatives and we've got a lot of improvements going on that we see. But they're a couple weeks rather than a couple months' worth of improvements. And once we see them take hold we'll be satisfy that they're going to take hold. And then we'll come out and tell you that we're going to do a little bit better next year. But I'm not ready to do that yet. That's why I'm saying the pricing variability, challenge because of the cost programs and initiatives, I've just am not in the position to commit to anything other than it looks like sales are going to be flat for next year.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

On the shipment number, how much on the reduction is there because of business you're walking away from?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

I can't really tell you that at this point.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

A couple percentage points, is it 5?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

I'd rather not say. Your other question was working capital?

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

Cash.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Cash from working capital is flat.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

Cash from operations actually.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Cash from owing is flat, yes, about break-even.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

Okay. Thank you.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Yes.

--------------------------------------------------------------------------------
OPERATOR

We'll hear now from Michael Bruynesteyn with Prudential.

--------------------------------------------------------------------------------
MICHAEL BRUYNESTEYN - PRUDENTIAL - ANALYST

Morning, Jeff.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Hi, Michael, how are you.

--------------------------------------------------------------------------------
MICHAEL BRUYNESTEYN - PRUDENTIAL - ANALYST

Can we talk about the components business? We were seeing some positive trend there in terms of earnings you mentioned that - - or the loss is getting smaller. You mentioned that you need to ramp-up volumes. Does that point us to, which hurts you at least temporarily. Does that point to an inflection point coming up here when we're going to see this thing swing into the black?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

I sure hope so, Michael. That's actually our discussion this morning. We have our monthly forecast call this morning. And that was most of our discussion is when they can get these issues behind them, build a little work process inventory at sufficient quantities to be able to cut the overtime. And really operate on a much more production flow normal basis. But you're absolutely right. There is an inflection, point. I'm just not ready to commit yet when that is. Hopefully sooner rather than later but clearly not until '05.

--------------------------------------------------------------------------------
MICHAEL BRUYNESTEYN - PRUDENTIAL - ANALYST

Okay. And then in your press release you mentioned pricing adjustments come back to that in a second. Has there been any incremental material changes since the actions taken in January?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

I'm not sure I follow your question. I think --

--------------------------------------------------------------------------------
MICHAEL BRUYNESTEYN - PRUDENTIAL - ANALYST

You took a step function down in January.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Right okay. That's what I tried to explain that that's not the end of it. In other words, that was the first big swipe. In other words, let just say theoretically and these are all totally theoretical numbers. Nobody can quote me on these. But let's assume that the China price is, let's just say, $10 less than our price. So they come to us and say, gosh, we can get a wheel for $10 cheaper. But we say yes, that's from China. And you got to ship it over and you've got currency. And you're not going to get the same service. And you're not going to get the volume right today. So they say, okay, well but we want $3 or $4 of it now. And in order to get the '06 business you're going to have to give us a closer gap. In order to get the '06 business you're going to have to be $7 cheaper but we want prices down $3 or $4 today. So that was the big step. Now what's happening is we're moving from the $3 to the $7 on program by program. And again, if - - some people have asked me, well gosh, you're Superior, you're the leader why don't you just go in and just lower all your prices and grab market share. That would be not a very good scenario. We don't believe that's the right scenario. We believe we'll be aggressive where we need to be on the larger core programs.

--------------------------------------------------------------------------------
MICHAEL BRUYNESTEYN - PRUDENTIAL - ANALYST

Okay. And then can you talk about maybe some of the programs you walked away from. The process involved there and --

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Yes. I think we - - they come to us and they say, we think Superior's too high. So then we do an assessment we say where does this fit. Is it ending in a year? Is it strategically something we don't want to lose for whatever reason? We see it as a, you know, a Mustang. We're not going to walk you a away from a Mustang. That's an exciting new car. It's a big program for us. A GMT 800. Maybe there's a particular GMT 800 we're making that's just difficult for us to make or doesn't fit into our capacity properly. It's a very complex sort of a formula or analysis that goes on different in every case.

--------------------------------------------------------------------------------
MICHAEL BRUYNESTEYN - PRUDENTIAL - ANALYST

And I know there are specific programs that you can identify that you walked away from?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

I'd rather not disclose that. I don't think that's appropriate.

--------------------------------------------------------------------------------
MICHAEL BRUYNESTEYN - PRUDENTIAL - ANALYST

Thanks, Jeff.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

If you look at our model line up for next year and compare it to this year you'll see what's not there any more and you can probably figure it out. But I don't know it's appropriate to do it on the call.

--------------------------------------------------------------------------------
OPERATOR

And Darren Kimball with Lehman Brothers has our next question.

--------------------------------------------------------------------------------
DARREN KIMBALL - LEHMAN BROTHERS - ANALYST

Hi, hey there, Jeff. Let first of all, let me just ask about the math here. $7 lower on a $50 wheel.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

That was totally theoretical. I made those numbers up. They're not real, they don't have nothing to do with reality. So don't even ask that question. I started out by saying, "I'm making up a bunch of numbers to give you a sense of what I'm talking about".

--------------------------------------------------------------------------------
DARREN KIMBALL - LEHMAN BROTHERS - ANALYST

Okay. So you were underestimating.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

I didn't under or over --

--------------------------------------------------------------------------------
DARREN KIMBALL - LEHMAN BROTHERS - ANALYST

I'm kidding.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

They were totally ridiculously, fictitious numbers so don't ask questions about ridiculous, fictitious numbers.

--------------------------------------------------------------------------------
DARREN KIMBALL - LEHMAN BROTHERS - ANALYST

I'm going to ask this question, it's been asked twice. But you guys have been frequently emphasizing your contract wins and sort of a wait and, just wait and see kind of body language. Could the volumes continue to disappoint? This is the first real confirmation that there are loss contracts. You know, please elaborate on, you know, on the magnitude that we're seeing here.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Okay. First I would, I'm trying to understand how you can see my body language on the telephone. You must have a pretty advanced telephone. I think I gave the magnitude. We're going to be flat to up 2.5% in '05. And we have a number of program wins that you know of that have been announced. We have the F-150, Jeep and Malibu. I don't need to do the math for you. You can do it.

--------------------------------------------------------------------------------
DARREN KIMBALL - LEHMAN BROTHERS - ANALYST

Who's won the contracts that you've ceded?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

North American suppliers that are desperate to fill their factories. I think that was my comment in my remark.

--------------------------------------------------------------------------------
DARREN KIMBALL - LEHMAN BROTHERS - ANALYST

Okay. The Jobs Creation Act of 2004, is that going to help your 2005 tax rate which has been at 35% for some time?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

I haven't had an opportunity to look at the details of the tax changes. There's one that allows us to bring money in a lot cheaper from overseas, for example. My tax people tell me that they have not written the regulations. It's simply conceptual at this point. So to try to even estimate what the details are. There's all kinds of, what do call them? Hooks and regulations and requirements that we don't understand. Nobody does yet. The rules aren't written yet. The Hungary affect was $1 million year-over-year, lower profits?

--------------------------------------------------------------------------------
DARREN KIMBALL - LEHMAN BROTHERS - ANALYST

No. I don't believe so.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

I think it was 100,000 in the quarter.

--------------------------------------------------------------------------------
DARREN KIMBALL - LEHMAN BROTHERS - ANALYST

100,000 lower year-over-year?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Yes, 150,000 in the quarter.

--------------------------------------------------------------------------------
DARREN KIMBALL - LEHMAN BROTHERS - ANALYST

What was driving your equity, your miscellaneous expense JV income down by 1 million?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Well, there's a whole variety of issues that are included in that. We can get you an analysis of that.

--------------------------------------------------------------------------------
DARREN KIMBALL - LEHMAN BROTHERS - ANALYST

Okay. But is that going to continue I guess into the fourth?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

We don't, there's no way to forecast that. There's Mexican transaction gains and losses that could go different ways. There's sale of fixed assets, there's miscellaneous income, there's payable discounts in there as well.

--------------------------------------------------------------------------------
DARREN KIMBALL - LEHMAN BROTHERS - ANALYST

I'm sorry if I missed this but did you say what the components business or the incremental effect on your earnings was for sort of missing on the cost estimate?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

No, what happened was there were additional costs to get product out the door. We had - - we knew about and were prepared for and thought we would smoothly get into a ramp. We got all the new products started in the fall. And we were unable to accomplish that ramp without putting in lots of excessive costs. We didn't miss the delivery. That was the good news but we had to spend a lot of money to get there. We depleted our inventory by shipping out everything possible. And so as a result we had tremendous overtime. And then we had some machine failures, coupled with that. And then we had some, you know, unexpected, you know, start up, we are not in a wheel plan where we make.

--------------------------------------------------------------------------------
DARREN KIMBALL - LEHMAN BROTHERS - ANALYST

Right. - - but can you put a number on it or no?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Well, I think the number is there. I mean, we lost in components, I guess we don't split that out any more. But, you know, it was, what, in the neighborhood of $500,000. $700,000.

--------------------------------------------------------------------------------
DARREN KIMBALL - LEHMAN BROTHERS - ANALYST

Inclemently, is that over or is that a fourth quarter item as well?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

It's better, it's better. We're still grappling with some of the issues but it seems to be better.

--------------------------------------------------------------------------------
DARREN KIMBALL - LEHMAN BROTHERS - ANALYST

Okay. And lastly, the - - I don't know, this may be an exaggeration but one might argue that there have been more insider sales than there have been Company buy-backs of late. What do you think we should read into that?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Insider sales I'm aware of is certain options that were expiring options that were expiring. And a terminated executive. So I'm not aware of any other sales other than those 2 situations. We had a VP of purchasing retire and he sold his shares. And we had a couple handful of executives and board of directors present company not included, Steve Borick not included. Lou Borick not included that had options that were from 10 years ago that were expiring at prices lower than the current stock price. But I'm not aware of any, you know, major trend of selling by insiders.

--------------------------------------------------------------------------------
DARREN KIMBALL - LEHMAN BROTHERS - ANALYST

Okay. Thank you.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

No problem. You were exaggerating.

--------------------------------------------------------------------------------
OPERATOR

And we'll hear from Ron Tadross from Banc of America Securities.

--------------------------------------------------------------------------------
RON TADROSS - BANC OF AMERICA SECURITIES - ANALYST

Morning, Jeff.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Hey Ron, how you doing?

--------------------------------------------------------------------------------
RON TADROSS - BANC OF AMERICA SECURITIES - ANALYST

In order to lower your cost I goes get more competitive, what are you doing now? Are you still doing the capital investment in the existing plant thing and then the new plant as well? Are those two things mutually exclusive or are you doing both of them?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Both of them.

--------------------------------------------------------------------------------
RON TADROSS - BANC OF AMERICA SECURITIES - ANALYST

Can you just kind of put into perspective for us where we are on the existing plants like what you're doing? Is there maybe a, you know, a capital plan you could discuss with us or a timeline you could discuss with us as to what you're doing there?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

There's several major capital initiatives at the existing plants. One we described as an automatic defect recognition with regard to our fluoroscopic inspection. Another is the inspection of the leak test no different when you get a flow out on your tire they stick the tire into water. Well, traditionally water leak test was the way in which you test the wheel. And so we're installing a helium test. We're doing much more automation, signalling, et cetera so you take the people out. These are programs that are ongoing. They're in one or two plants right now and they're continuing to be installed. There's scheduling and there's installation and there's disruption. It's not just a panacea. It's not just adding an upgraded stereo to your car. It's pulling out the old equipment. Disrupting the factory. Putting in the new equipment. Making sure you got the production flow coming in and out. Making sure you got the proper identification marking et cetera. I don't want to bore with you all the operating difficulties. But it's happening. And it's happening quickly. And it's happening all throughout this fourth quarter as well the first 6 to 9 months of next year. It's that kind of lead time.

--------------------------------------------------------------------------------
RON TADROSS - BANC OF AMERICA SECURITIES - ANALYST

So through the third quarter really of next year.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

All the way through the end of next year actually.

--------------------------------------------------------------------------------
RON TADROSS - BANC OF AMERICA SECURITIES - ANALYST

And --

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

9 different plants.

--------------------------------------------------------------------------------
RON TADROSS - BANC OF AMERICA SECURITIES - ANALYST

Does this stuff - - I assume it improves throughput as well reduces scrap?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Significant reduction of headcount. That's the first number one justification. Significant improvement in throughput geared towards some mix of larger wheels in some of the older plants. And absolutely at least detection of scraps, sooner and better and more efficiently.

--------------------------------------------------------------------------------
RON TADROSS - BANC OF AMERICA SECURITIES - ANALYST

So is there a capital number we should think about in terms of - - is it going to be is in noticeable?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

$10 million or so for those programs and that's been included in our capital programs. I'll need to get to you a new capital projection for next year because we'll have to add the Mexican plant now. Which we'll have a better view as to timing of that in the next couple of weeks.

--------------------------------------------------------------------------------
RON TADROSS - BANC OF AMERICA SECURITIES - ANALYST

Was there an old one, a old capital --?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Yes. I think we said that the second Mexican plant costs us $80 million. And we'll probably projecting around the same number for this one. It's just a question of timing. When some of it will be spent a little bit this year. Much of it next year and then the following year.

--------------------------------------------------------------------------------
RON TADROSS - BANC OF AMERICA SECURITIES - ANALYST

Okay. So and then your maintenance CapEx kind of is what 20, 30 million or something?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

20, 30 million. We laid in an extra 10 or so or 20 for these new capital programs. And then we'll have a to lay in the Mexican program. I'm not prepared yet. But I would say that 50 or 60 million next year is going to probably be a good capital number again. We will have that shortly.

--------------------------------------------------------------------------------
RON TADROSS - BANC OF AMERICA SECURITIES - ANALYST

That would have like half of the Mexican plant plus your maintenance, right?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

60% of the Mexican plant.

--------------------------------------------------------------------------------
STEVE BORICK - SUPERIOR INDUSTRIES - PRES, COO, DIRECTOR

It will be a little bit higher on the Mexican plant.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Could be70% or 80%.

--------------------------------------------------------------------------------
STEVE BORICK - SUPERIOR INDUSTRIES - PRES, COO, DIRECTOR

I'm really pushing Mexico and getting that plant ostensibly built in '05. So that I can be in full production by '06.

--------------------------------------------------------------------------------
RON TADROSS - BANC OF AMERICA SECURITIES - ANALYST

I know you characterized this earlier as an exaggerated comment, I think you said. But you know, banking on your competition, you know, their pricing may be below their adequate return. I mean at some point that's going to eat into your cash flow. I mean is there - - is that part of your thought process or your strategy in terms of keeping all this capacity?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

I'm thoroughly confused by your statement.

--------------------------------------------------------------------------------
RON TADROSS - BANC OF AMERICA SECURITIES - ANALYST

Basically you said earlier that maybe you would need all this capacity in one scenario if your - - if two of your competitors went bankrupt.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Let's review what I said. Okay? Number one we're not banking on any competitors doing anything. Okay? There is competition out there. They have open capacity. We are told they're able to deliver quality wheels so we cannot bank on that.

--------------------------------------------------------------------------------
RON TADROSS - BANC OF AMERICA SECURITIES - ANALYST

Okay.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

That's number one. So that's the word that I object to your summary. We're not banking on anything. There is a plan here at the Company that involves short-term actions as well as long-term actions. When you're planning you have to assume different scenarios. When prices of wheels get so low, then normally what happens is some companies who have a smaller share of the market will tend to make the economic decision that the return simply isn't there. Banking on that, no, is is that a possible scenario? Yes, theoretically we must consider that possible scenario. We are not banking on it that's the only objection I take to your -- .

--------------------------------------------------------------------------------
RON TADROSS - BANC OF AMERICA SECURITIES - ANALYST

That's fair. Thanks a lot.

--------------------------------------------------------------------------------
OPERATOR

We'll hear next now from Jon Rogers with Smith Barney.

--------------------------------------------------------------------------------
JON ROGERS - SMITH BARNEY CITIGROUP - ANALYST

Good morning, Jeff.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Hi, Jon.

--------------------------------------------------------------------------------
JON ROGERS - SMITH BARNEY CITIGROUP - ANALYST

I just have - - most of my questions have been answered. But I just want toll follow up on: It seems to me that this situation that last year at this time with your margins was thought to be more temporary. If you're not banking on any of your competitors going out of the business, it seems like this might just be a permanent situation. And with everybody having additional capacity coming on, perhaps margins are at this level for the foreseeable future. And in the past you've commented on your sustainable margins. And it seems like the new work that you're doing to improve efficiency is really just keeping, you know, just keeping you in place and just defending your structurally lower margins. Can you just talk about the you sustainability of margins? And do you think we can get them up in sort of a steady state right now in the industry?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

I think we can get them back up to a steady state at a longer-term look. I think what I've said is right now I'm having difficulty and so there's a short-term answer and a longer-term answer. Short-term, we're obviously somewhat bearish on our ability to have margins improve substantially. Longer-term we get to be a little more bullish as developments take place such as our lowering of our cost structure, our operating in lower cost regions, our ability to respond to what's going on. We just, you know - - again, pricing is demanded, is being demanded today. Actions to offset those take time. So we have reengineer our Company to a place where we can be at a lower cost. It's so difficult to add those up and put a month and effective date on each of those. Then the other side of the equation I have to decide when is pricing going to be over. Well, it doesn't appear to be over. Previously we thought, we took the big swipe at the beginning of the year. Maybe there was some feeling that that was the big swipe but it continues. So where where this all sorts out is very, very difficult to forecast at this point. So I'm going to have to be as candid as I possibly can about what's going on. But I am just unable at this point to accurately give you a forecast or trend as to what those actions and variables translate into detailed financial information.

--------------------------------------------------------------------------------
JON ROGERS - SMITH BARNEY CITIGROUP - ANALYST

I understand that and I think you have been candid and I think we appreciate it. But I guess the question is and this is more theoretical as well, that how much of that improved automation and improved efficiency do you think your customers are going to continue to demand in a competitive marketplace? It doesn't seem like there's an end to the pricing. And margin stability would depend on stable pricing as well.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Well, yes, again, I get in trouble for being theoretical. I did it on that on that $10 example and someone asked me specific questions about it. Theoretically any number of things can happen here. We just - - it would be foolish to speculate as to what's going to happen. So what instead we're doing we're describing in as candid and as open way as we can what's going on. And B what our plans are both short and long term to react to it. It is extremely difficult to quantify what's going to happen. So I'm trying to give you as much guidance as I humanly can in terms of any numbers. So for example I think it was important for you to know that in '05 our sales will be flat to up 2.5%. I think it's important for you to know that pricing is a dynamic that hurting pretty horrendously right now. And I think it's important for you to know that we're taking the longer term steps that will fix this Company. And beyond that, I just don't know what to say.

--------------------------------------------------------------------------------
STEVE BORICK - SUPERIOR INDUSTRIES - PRES, COO, DIRECTOR

Let me make one comment, this is Steve Borick. And I've been silent today. The strategy that the Company is working on for the future as Jeff said is both short-term, and long-term. And the arguments about spending capital in U.S. plants to bring our cost structure down are well-founded by some. That said why do that? Because that's part of a short-term strategy. Long-term as we look at our pricing scenarios, the reasons for going to Mexico with an additional plant and continuing to look at Asia opportunities is we recognize that in order to continue to have earnings at a certain level and be competitive for the future we need to make those actions. But since we have a significant majority of our production in the U.S. at this point in time we also need to take those actions. Because it's not prudent to say I'm going to build 4 plants in Mexico or Asia and shut down all my U.S. plants. So consequently as a combination of short-term and long-term strategy. And on a pricing side the only thing I can say there's a price break point where some of these competitors or including Superior will not make any profits in North American plants. And where that point is, it's certainly sooner rather that be later. So some of the players are going to have to relook at their strategies and see how they're going to be profitable. We're taking actions to make sure that in the future we are going to be profitable.

--------------------------------------------------------------------------------
JON ROGERS - SMITH BARNEY CITIGROUP - ANALYST

Okay. Thank you very much.

--------------------------------------------------------------------------------
OPERATOR

We'll go now to Billie Shen with Morgan Stanley.

--------------------------------------------------------------------------------
BILLIE SHEN - MORGAN STANLEY - ANALYST

Hi, Jeff.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Hi.

--------------------------------------------------------------------------------
BILLIE SHEN - MORGAN STANLEY - ANALYST

You talk about using your cash balance to attack some of your operations issues. How much cash do you think it'll take to get operations to where you want them to be?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

As I said the capital program this year is around 55 million. Next year will be around the same 50 to 60 million. Some of which will be spent on the new plant. But we have kind of indicated that 8 to 10 million will be the amount of special capital that we'll install in our existing plants and try to get cost saves.

--------------------------------------------------------------------------------
BILLIE SHEN - MORGAN STANLEY - ANALYST

Is that 8 to 10 included in the 55 or is that additional?

--------------------------------------------------------------------------------
STEVE BORICK - SUPERIOR INDUSTRIES - PRES, COO, DIRECTOR

No, it's included in the capital budget.

--------------------------------------------------------------------------------
BILLIE SHEN - MORGAN STANLEY - ANALYST

Thank you.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

You take the 30 million, you know - - 20 to 30 million maintenance capital, you add the 10 million to get to 40. And then you add 15 or 20 million for these new plants, you get there.

--------------------------------------------------------------------------------
OPERATOR

And Jeff Bennett with Bloomburg News has our next question.

--------------------------------------------------------------------------------
JEFF BENNETT - BLOOMBERG NEWS - ANALYST

I was wondering if you were looking at making a headcount reduction either this quarter or in 2005?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Well, we believe they'll clearly be headcount reduction as a result of the capital automation program and any other efficiencies that we can create in our factories.

--------------------------------------------------------------------------------
JEFF BENNETT - BLOOMBERG NEWS - ANALYST

And do you know, are you going to look at that for this quarter then, or is it something you're looking at in 2005?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

It's a constantly evolving target that we you know, headcount or labor is a very important cost at this Company. That we are going to have to continue to look to streamline.

--------------------------------------------------------------------------------
JEFF BENNETT - BLOOMBERG NEWS - ANALYST

And are you looking at any specific numbers?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

No, we don't have any specific numbers to report at this time.

--------------------------------------------------------------------------------
JEFF BENNETT - BLOOMBERG NEWS - ANALYST

And can you extrapolate anything with the slow down in Expedition and Explorers? Do you think there is a bigger thing going on that customers are moving away from these types of vehicles altogether?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

I'd rather not comment and have you ask the other gentleman on the line who have much better information related to that subject.

--------------------------------------------------------------------------------
JEFF BENNETT - BLOOMBERG NEWS - ANALYST

Okay. thank you very much.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR


 Thank you, sir.

--------------------------------------------------------------------------------
OPERATOR

We'll move now to Frank Guinew with Abbott Capital.

--------------------------------------------------------------------------------
FRANK GUINEW - ABBOTT CAPITAL - ANALYST

As I'd like to ask you a question Jeff, mine have all been answered.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Thanks Frank. Good to talk to you.

--------------------------------------------------------------------------------
OPERATOR

And moving on to Chris VonCarp with Sage Asset Management.

--------------------------------------------------------------------------------
CHRIS VONCARP - SAGE ASSET MANAGEMENT - ANALYST

Good afternoon, gentlemen. I would be interested to hear an answer to that last question if one is available. But my question goes back to the pricing. You know, you gave the hypothetical example with the hypothetical numbers. And I was just wondering if you could put some parameters around the real numbers that that example represented? I mean, are we, you know, if you were to compare your level of pricing with let's say the Chinese prices, would you say that you are currently after the first round of reductions in the year - - I mean did that take care of most of it? And you're now 5% above the Chinese? Or is it closer to -- you know you're still 95% above? If a hundred is where you were before January?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Yes. Let me try to characterize it best I can. A. I've got to reiterate that every single program is different. There is volume, there is size, there is finish, there is complexity. So every single program is different. It also has to do with particular platform management. It has to do with strategic issues about how important that wheel is to the car, et cetera. And then it turns back to how important it is for Superior. So there's a different answer depending on every single program. But let me generalize. The customers think that China can deliver a wheel at 15% approximately cheaper. We're moving toward that. We took a big movement towards that on the first of this year. There are programs where they want that price right now today. Those are the programs where we just simply said we know what it costs us to make a wheel. We believe we're the low cost producer and there's just not enough return. Those are the programs that we say to ourselves: "There's year left on it or it just doesn't fit or it doesn't cost us other business or it has no strategic issue to the Company." So that is the one where they're demanding that China price today. We just say we can't do it. I'm hard pressed to answer your question because there's so much variability.

--------------------------------------------------------------------------------
CHRIS VONCARP - SAGE ASSET MANAGEMENT - ANALYST

Let me generally, are you in the first inning of price reductions or are you in the ninth inning?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

I'd say we're in the sixth inning.

--------------------------------------------------------------------------------
CHRIS VONCARP - SAGE ASSET MANAGEMENT - ANALYST

Okay. Great thank you very much.

--------------------------------------------------------------------------------
OPERATOR

[Caller instructions.] And we'll hear now from Josh Pector with Cacti Partners.

--------------------------------------------------------------------------------
JOSH PECTOR - CACTI PARTNERS - ANALYST

I don't want to belabor any of the points. And I just wanted to ask Steve we talked to him when I came out to see. And I clearly understand the long-term implications of the changes you're making. I guess I also asked why we can't run a short-term offense? And say if you think that the other guys are playing just to pay for interest, why not drive them out of the game? Take the volume, fill the plant up, build the plant in Mexico for the long term. And just force them out of the business. Starve them to death. I mean I don't understand why we'd wait to see what happens?

--------------------------------------------------------------------------------
STEVE BORICK - SUPERIOR INDUSTRIES - PRES, COO, DIRECTOR

I think we're doing some of that in our strategy. It's not about driving somebody out of business. Because I don't know how deep somebody's pockets really are. And what their thought process is. But I will say that as an example, I'm hearing this morning from Mike O'Rourke in Detroit meeting with one of our OEM's, some of the best in class prices that they've thrown out this morning are even lower than what I saw coming out of Germany last week when I was in Europe. And when you look at the prices and you look at our cost of operations or any of our competitors, and you ask a question, where are they coming from? They tell Mike they're coming from domestic U.S. players and not necessarily Asia. Because Asia is starting to get hip to the fact that have the cost of doing business with an OEM is more than they thought. Because they didn't realize there were such testing costs and having engineering and some of the things that they didn't really recognize at the beginning of the process. So what it tells me is exactly you're saying is yes, some of these domestic players are scratching to fill plants and wait for another day. Thinking well Superior is always going to be at front of the road. And what's going to happen with Asia, are they going to bring the prices up? So our strategy in part is to continue to look at sizable programs that give us additional volume in our plants going forward while we work on a long-term strategy. I can't price down to a level that we have negative margins. We need to continue to make money because I don't know what the outcome of that is. I don't know if there is deep pockets. They're going to expand and even automate further. I do know that when we look at what we're doing in Mexico with new automation and new ways of doing business which are new for Superior. We're making significant new inroads into automation that I believe are going to be certainly as state-of-the-art as anybody has anywhere in the world. And you know, the negative to that is the OEM will say, "well you're in Mexico, we know your cost are cheaper there. We want cheaper cost of product. And we want all of our product out of Mexico" So the battle continues even with that.

--------------------------------------------------------------------------------
JOSH PECTOR - CACTI PARTNERS - ANALYST

I guess I wonder, Steve, that over time, People's Express came in and ruined the airline industry for good. And there's nothing I can find so far that says that margins should ever rise again. That once the OEM gets a taste for cheap goods they're like a heroin junky they'll take as much as they can get. And I'm sorry to say that Rogers might be right. This may be a 5% business. And if that's true, you need every ounce of volume around the globe to kind of get us back to $2 where the stock is probably selling at a fair value. Otherwise you'll end up earning $1 or maybe 80 cents. And that's really tough because your stock price is way too high for that.

--------------------------------------------------------------------------------
STEVE BORICK - SUPERIOR INDUSTRIES - PRES, COO, DIRECTOR

Right. And I appreciate that commentary. And I absolutely believe with the added volume that we're going to put in Mexico. And with the playout of what may happen with some of our competition: if we need to keep all of our plants open in North America, or continue to move to additional lower cost countries. But I do agree with the fact that in part of the longer term strategy is certainly that continue to increase long-term our volume and take over business as the OEM's come in. And we've seen some of that but we really have not talked about whether where there have already been smatterings of trouble. Where some of the large OEM's have already come to us and said, "look we're not getting what we want out of some of these suppliers. Can you take over this program? And can you take over that program?" We've certainly picked up some volume that way. And what that says is; they understand who the best player is in the business today.

--------------------------------------------------------------------------------
JOSH PECTOR - CACTI PARTNERS - ANALYST

I hope they'll pay you for it. I really wish you the best of luck for the rest of the year.

--------------------------------------------------------------------------------
STEVE BORICK - SUPERIOR INDUSTRIES - PRES, COO, DIRECTOR

Thank you very much for your comments.

--------------------------------------------------------------------------------
OPERATOR

We now have a follow-up question from David Leiker with Robert W. Baird.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

Hello,.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

David, you're back.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

Yes, I am.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Okay. How are you?

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

The lost business that you've walked away from, what's the timing of that going through the numbers? Are we seeing that already here in the quarter?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

I mentioned that we lost some of it near the end of the quarter and will continue into the fourth quarter. That's why we're down 6 in the fourth.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

Okay. And have you had any discussions with Ford and Chrysler regarding pricing for next year and whether they follow GM's, what they did for you earlier this year?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Yes.

--------------------------------------------------------------------------------
STEVE BORICK - SUPERIOR INDUSTRIES - PRES, COO, DIRECTOR

We're in continuous discussions with all of them including today with one of them and it's just a never-ending battle right now, David. And I've got to tell you that will some of the pricing I'm seeing is beyond the pale at this point time.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

Could we see that same kind of move from them that we saw with GM at the beginning of the year?

--------------------------------------------------------------------------------
STEVE BORICK - SUPERIOR INDUSTRIES - PRES, COO, DIRECTOR

No.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

Okay. How much of your - - I guess trying to get a sense of how your shipments fared relative to production in the quarter? And whether you're shipping out of inventory or whether that's going to be an issue here in the fourth quarter?

--------------------------------------------------------------------------------
STEVE BORICK - SUPERIOR INDUSTRIES - PRES, COO, DIRECTOR

No, it won't be an issue in the fourth quarter. Our inventory levels will actually should be down somewhat.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

And then lastly on the components business. I think Jeff, you said that was $7 million in revenue.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Yes.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

So we're pushing that $30 million number that we've talked about in the past of being break-even. When do we actually see that as break even?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

As I said once we get these problems under our belt. And as I said this we said earlier we'll hit that inflection point. It will be in '05 hopefully sooner rather than late. Hopefully second quarter '05, something like that.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

Are all of those costs that you're seeing on that right now because of those launch issues?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Yes.

--------------------------------------------------------------------------------
DAVID LEIKER - ROBERT W. BAIRD & CO., INC. - ANALYST

Okay great, thank you.

--------------------------------------------------------------------------------
OPERATOR

And we do have one further follow-up question from Michael Bernstein with Prudential.

--------------------------------------------------------------------------------
MICHAEL BRUYNESTEYN - PRUDENTIAL - ANALYST

Just a quick one. I got a little confused when you were talking about loss from the components business. Jeff you said something like 500,000 to 700,000. How does that tie to the number press release of the 2.5 million?

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

That was the differential. The 700,000 was the differential on that. 500,000 is what I said originally. Yes. 500,000 is the differential over the prior year.

--------------------------------------------------------------------------------
MICHAEL BRUYNESTEYN - PRUDENTIAL - ANALYST

Oh, I see okay.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Sorry if I misspoke.

--------------------------------------------------------------------------------
OPERATOR

And Mr. Ornstein we have no further questions at this time. I'll turn it back to you for any closing comments.

--------------------------------------------------------------------------------
JEFF ORNSTEIN - SUPERIOR INDUSTRIES - CFO, VP, DIRECTOR

Thanks very much everybody. We certainly appreciate your comments and your support during this challenging time. Thank you.

--------------------------------------------------------------------------------
OPERATOR

And that does concludes today's conference. Thank you for joining.